                                                                   EXHIBIT 10.11

                              INDEMNITY AGREEMENT

     This Indemnity Agreement is made as of May 28, 1999, between Heilig-Meyers Company, a Virginia Corporation ("Seller"), Bain Capital, Inc., a Delaware Corporation ("Bain") and MD Acquisition Corporation, a Virginia corporation ("Buyer").

                                    RECITALS

     A. Seller and Buyer have entered into a Transaction Agreement dated the date hereof (the "Transaction Agreement"), providing, among other things, for the contribution by Seller of the outstanding shares of Mattress Discounters, TJB, and Bedding Experts to Oldco and for the merger (the "Merger") of Buyer with and into Oldco.

     B. Bain has arranged for part of its financing for the Merger and the transactions contemplated by the Transaction Agreement under Commitment Letters attached to the Transaction Agreement as Schedule 2.2(f) (the "Commitment Letters"). Oldco and the Companies will collectively borrow and certain providers of the financing will lend to Oldco and the Companies as described in the Commitment Letters, Oldco will cause and Mattress Discounters will issue and sell senior subordinated notes, and Chase Securities Inc. may sell or purchase non-cash pay notes, preferred securities or other mezzanine securities, all such financing as described in the Commitment Letters (including any offering document registration statement, prospectus or other document in connection therewith) (the "Debt Offering"). Bain desires to take all steps necessary with respect to the Debt Offering prior to the Merger so that the closing of the Debt Offering will occur at or about the Effective Time.

     C. Pursuant to Section 3.4 of the Transaction Agreement, Bain shall be taking steps towards the consummation of the Debt Offering while Mattress Discounters, Oldco and the Companies are subsidiaries of Seller and Bain may request certain assistance from Seller, Oldco and the Companies in connection therewith. Seller desires certain protections and indemnities because it is only providing assistance on behalf of Bain and Seller, Oldco and the Companies while under the control of Seller, will not be responsible for the Debt Offering.

     D. Terms used herein and not otherwise defined shall have the meanings given to them in the Transaction Agreement.

     Now, therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Indemnification. (a) Bain agrees to indemnify and hold harmless Seller, the directors, officers, employees and agents of Seller, and each person who controls Seller (or under common control of Seller) within the meaning of either Section 15 of the Securities Act of 1933 (the "Act") or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act") and their respective directors, officers, employees and agents as follows: against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject or incur, including, without limitation, under the Act, the Exchange Act or any Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the Debt Offering, or are in connection with the Debt Offering, including without limitation, any losses, claims, damages, or liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any offering document or registration statement or prospectus, or similar document, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that neither Bain nor the Surviving Corporation
            --------  -------
shall be liable for any loss, claim, damage, liability or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission of a material fact required to be stated therein made in reliance upon and in conformity with written information furnished to Bain, its affiliates or representatives by or on behalf of Seller specifically for use in any offering document, registration statement, prospectus or similar document in connection with the Debt Offering.

     (b) Promptly after receipt by Seller of notice of the commencement of any action by any third party, Seller will, if a claim in respect thereof is to be made against Bain under this Section 1, notify Bain in writing of the commencement thereof, but the failure so to notify Bain will not relieve it from liability under paragraph (a) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by Bain of substantial rights and defenses. Bain shall be entitled to appoint counsel of its choice at its expense to represent Seller in such proceeding in any action for which indemnification is sought; provided, however, that such counsel shall be reasonably satisfactory to Seller. Notwithstanding Bain's election to appoint counsel to represent Seller in an action, Seller shall have the right to employ separate counsel, and Bain shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by Bain to represent Seller would present such counsel with a conflict of interest,
(ii) the actual or potential defendants in, or targets of, any such action include both Seller and Bain, (iii) the Seller shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to Bain, or (iv) Bain shall authorize in writing the Seller to employ separate counsel at the expense of Bain. Bain will not, without the prior written consent of Seller, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not Seller is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of Seller from all liability arising out of such claim, action, suit or proceeding.

     2.  Expenses.  Bain will pay, or after the Effective Time, shall cause the
         --------
Surviving Corporation to pay, all costs and expenses of Seller, Oldco or the Companies while under the control of Seller, related to or incurred in connection with the Debt Offering, including, without limitation, reasonable expenses of investigation and reasonable attorneys' or other consultants' fees and expenses.

     3.  Covenants of Bain.  Bain shall conduct the Debt Offering in compliance
         -----------------
with all laws and regulations, and shall undertake to ensure that the Debt Offering is not marketed, sold, relied upon as, or represented to be, an offering or undertaking by Seller or its subsidiaries or affiliates. Except as otherwise provided herein, Bain agrees that it shall be solely responsible and liable for the Debt Offering prior to the Effective Time. At and after the Effective Time, Bain shall be released from all obligations hereunder and the Surviving Corporation shall be solely responsible and liable for Bain's obligations under this Indemnity Agreement.

     IN WITNESS WHEREOF, the parties have hereunto set their hands.

                                        Heilig-Meyers Company


                                        By: /s/ William C. DeRusha
                                           -----------------------------------
                                            William C. DeRusha
                                            Chairman; Chief Executive Officer

                                        Bain Capital, Inc.


                                        By: /s/ Michael A. Krupka
                                           -----------------------------------
                                            Michael A. Krupka
                                            Managing Director

                                        MD Acquisition Corporation


                                        By: /s/ Michael A. Krupka
                                           -----------------------------------
                                            Michael A. Krupka
                                            Vice President